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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  September 5, 1997



                       NORWOOD PROMOTIONAL PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


                                     TEXAS
                 (State or other jurisdiction of incorporation)


         0-21800                                            74-2553074
  (Commission file number)                     (IRS Employer Identification No.)


                            9311 San Pedro, Ste. 900
                            San Antonio, Texas 78216
                    (Address of principal executive offices)

                                 (210) 341-9440
              (Registrant's telephone number, including area code)
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Item 5. Other Events.

On August 28, 1997, Norwood Promotional Products, Inc. closed a new $125 million Secured Credit Facility. The new credit facility consists of a $25 million revolving credit facility, which is to be used for working capital purposes, a $60 million reducing revolving credit facility, which will be available for future acquisitions and a $40 million term loan which was used to refinance the Company's existing senior bank debt.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits

         Exhibit 10.1 - Credit Agreement dated as of August 28, 1997



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                       Norwood Promotional Products, Inc.

                                    Form 8-K



                                   SIGNATURES
                                   ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:      September 9, 1997             By: /s/ JAMES P. GUNNING
                                             -----------------------------------
                                                       James P. Gunning
                                             Chief Financial Officer, Secretary,
                                                         and Treasurer

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                       Norwood Promotional Products, Inc.

                                    Form 8-K


                                 EXHIBIT INDEX


Exhibit No.                Description of Exhibit
- -----------                ----------------------
   10.1                    Credit Agreement dated as of August 28, 1997